U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 22, 2009
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive	10043
offices)	(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
     On July 22, 2009, Citigroup Inc. (“Citigroup”) filed a Certificate of Designations establishing the designation, powers, preferences and rights of the shares of a new series of automatically convertible preferred stock of Citigroup, Series M Common Stock Equivalent. The Certificate of Designations amended Citigroup’s Restated Certificate of Incorporation and was effective immediately upon filing.
     On July 23, 2009, Citigroup announced that it had completed the previously announced exchange offers with all of the private holders of its convertible preferred stock issued in January 2008 and the matching exchange with the U.S. Government.
     The Certificate of Designations is being filed as Exhibit 3.1 to this Form 8-K and the press release described above is being filed as Exhibit 99.1 to this Form 8-K. These documents are incorporated herein by reference in their entirety.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
3.1	Certificate of Designations of Series M Common Stock Equivalent.

99.1	Press Release, dated July 23, 2009, issued by Citigroup Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: July 23, 2009
	By:	/s/ MICHAEL S. HELFER
Name: Michael S. Helfer
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number
3.1	Certificate of Designations of Series M Common Stock Equivalent.

99.1	Press Release, dated July 23, 2009, issued by Citigroup Inc.